UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 30, 2007


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


Missouri                              1-10596                        43-1554045
(State or Other                      (Commission               (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)           Identification No.)



9900A Clayton Road, St. Louis, Missouri                              63124-1186
(Address of Principal Executive Offices)                             (Zip Code)



        Registrant's telephone number, including area code: 314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2 (b) under the
        Exchange Act (17 CFR 240.14d-2 (b)

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4 (c) under the
        Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The  information set forth in Item 2.03 of this Form 8-K is incorporated in this
Item 1.01 by reference.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 3,2007, the Registrant issued a press release announcing the completion of its $319 million acquisition of Doble Engineering Company. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference. The closing of the transaction occurred on November 30, 2007. The information set forth in Item 1.01 "Entry into a Material Definitive Agreement" in the Current Report on Form 8-K dated November 6, 2007 is incorporated in this Item 2.01 by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT


On November 30, 2007, the Registrant entered into a $330,000,000 five-year revolving credit facility, dated as of November 30, 2007, among the Registrant, National City Bank as lender, swingline lender, offshore currency fronting lender, letter of credit issuer, administrative agent and sole lead arranger, and the lenders from time to time parties thereto (the "Credit Facility"). National City Bank expects in the future to syndicate the Credit Facility with certain other financial institutions. The Credit Facility is secured by the unlimited guaranty of the Registrant's material U.S. subsidiaries and the pledge of 65% of the share equity of each of the Registrant's material foreign subsidiaries. The Credit Facility replaces the Registrant's current $100 million revolving credit facility that would otherwise mature in October 2009. In addition to loans drawn down by the Registrant, certain of the U.S. subsidiaries of the Registrant, subject to certain limits and restrictions, may from time to time request the issuance of letters of credit under the Credit Facility. Such letters of credit are guaranteed by the Registrant. The U.S. Dollar equivalent of all loans and letter of credit obligations under the Credit Facility denominated in foreign currencies may not exceed $50,000,000 in the aggregate at any time.

The Registrant has used the Credit Facility to partially finance its recent acquisition of Doble Engineering Company (referred to in Item 2.01 herein), and intends to use the Credit Facility to finance other permitted acquisitions, permitted repurchases of its outstanding capital stock, capital expenditures, and for general corporate and working capital purposes. As of December 4, 2007, approximately $275,000,000 in borrowings was outstanding under the Credit Facility. Interest on loans under the Credit Facility may be calculated at the U.S. prime rate or at a spread over LIBOR, at the Registrant's election. In addition, the Registrant will pay a commitment fee on the Credit Facility and certain other fees. Interest on loans under the Credit Facility that accrue at the U.S. prime rate will be due and payable on the last day of each March, June, September and December and on November 30, 2012 or such earlier date as all of the lenders' commitments shall terminate (the "Commitment Termination Date"). Interest on loans that accrue at a LIBOR rate will be due and payable on the last day of the applicable interest period or, if an interest period is in excess of three months, on each three month anniversary of the beginning of the interest period and on the last day of the interest period and on the Commitment Termination Date. The principal balance of loans shall be due and payable in full on the Commitment Termination Date. The Registrant may also borrow under the Credit Facility in the form of one or more letters of credit or swing-line loans, subject, among other things, to the Registrant's payment of applicable fees.

The Credit Facility imposes various restrictions on the Registrant, including usual and customary limitations on the ability of the Registrant or any of its subsidiaries to incur debt, to grant liens upon their assets, and prohibition of certain consolidations, mergers, and sales and transfers of assets by the Registrant and its subsidiaries. In addition, so long as any amounts remain outstanding or unpaid under the Credit Facility, the Registrant may not exceed a stated consolidated interest expense to EBITDA (as measured on a rolling four quarter basis) ratio and a stated funded debt to EBITDA (as measured on a rolling four quarter basis) ratio. The Credit Facility includes usual and customary events of default for facilities of this nature (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default, payment of all amounts payable under the Credit Facility may be accelerated and/or the lenders' commitments may be terminated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Credit Facility shall automatically become immediately due and payable, and the lenders' commitments shall automatically terminate.



ITEM 9.01  FINANCIAL STATEMENTS and EXHIBITS

(a)  Financial statements of businesses acquired.

The financial statements required by this Item 9.01, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Form 8-K is required to be filed.



(b) Pro forma financial information

The pro forma financial information required by this Item 9.01, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Form 8-K is required to be filed.



(c) Exhibits



Exhibit No. Description of Exhibit

4.1 Credit Agreement dated as of November 30, 2007 among the Registrant, National City Bank and the lenders from time to time parties thereto*



99.1 Press release dated December 3, 2007



*The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ESCO TECHNOLOGIES INC.



Dated:  December 5, 2007                     By: /s/ T.B. Martin
                                                 T.B. Martin
                                                 Assistant Secretary


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Index of Exhibits

Exhibit No.       Description of Exhibit



4.1 Credit Agreement dated as of November 30, 2007 among the Registrant, National City Bank and the lenders from time to time parties thereto



99.1 Press release dated December 3, 2007